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                                                                   EXHIBIT 10.76

                              Exchange Certificate


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(Face of Security)

Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depository Trust Company (the "Depository") to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. Unless this certificate is presented by an authorized representative of the Depository to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of Depository (and any payment hereon is made to Cede & Co. or such other entity as may be requested by an authorized representative of Depository), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

The holder of this Security by its acceptance hereof agrees to offer, sell or otherwise transfer such Security, prior to the date which is two years (or such other period that may hereafter be provided under Rule 144(k) as permitting resales of restricted Securities by non-affiliates without restriction) after the later of the original issue date hereof and the last date on which the Company or any affiliate of the Company was the owner of this Security (or any predecessor of such Security) only (A) to the Company, (B) pursuant to a Registration Statement which has been declared effective under the Securities Act, (C) for so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act, to a person it reasonably believes is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the transfer is being made in reliance on Rule 144A, (D) to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring the Security for its own account, or for the account of such an institutional "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or (E) pursuant to another available exemption from the registration requirements of the Securities Act, subject to the Company's and the Trustee's right prior to any such offer, sale or transfer pursuant to clauses (D) or (E) to require the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them, and in each of the foregoing cases, a certificate of transfer in the form appearing on this
Note is completed and delivered by the transferor to the Trustee.



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                          THE SPORTS CLUB COMPANY INC.
                  11 3/8% SERIES B SENIOR SECURED NOTE DUE 2006

No. G-1                                                             $100,000,000
CUSIP NO. 84917P-AC-4

        The Sports Club Company, Inc., a Delaware corporation (the "Company"), as obligor, for value received promises to pay to Cede & Co. or registered assigns, the principal sum of One Hundred Million Dollars on March 15, 2006.

        Interest Payment Dates: March 15 and September 15 of each year, commencing on September 15, 1999 and on the maturity date.

        Record Dates: March 1 and September 1 (regardless of whether a Business
Day) of each year, commencing on September 1, 1999.

        Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.


        IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.

Dated:  June __, 1999                       THE SPORTS CLUB COMPANY, INC.


Attest: /s/ Lois Barberio                   By: /s/ John M. Gibbons
        --------------------------              --------------------------------
        Lois Barberio                           John M. Gibbons
        Secretary                               President


This is one of the 11 3/8% Series B Senior Secured Notes due 2006 referred to in the within-mentioned Indenture:


Authenticated:
U.S. BANK TRUST NATIONAL ASSOCIATION,
as Trustee



By: /s/ Richard Prokosch
    ---------------------------
    Authorized Signatory